SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement           [ ]    Confidential, for Use of the
[X]    Definitive Proxy Statement            Commission Only (as permitted by
[ ]    Definitive Additional Materials       Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GRILL CONCEPTS, INC.
                  ---------------------------------------------
                (Name of Registrant As Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.   Title of each class of securities to which transaction applies:

     ----------------------------------------------------------------------

2.   Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ----------------------------------------------------------------------

4.   Proposed maximum aggregate value of transaction:

     ----------------------------------------------------------------------

5.   Total fee paid:

     ----------------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.   Amount Previously Paid:

     ----------------------------------------------------------------------

2.   Form, Schedule or Registration Statement No.:

     ----------------------------------------------------------------------

3.   Filing Party:

     ----------------------------------------------------------------------

4.   Date Filed:

     ----------------------------------------------------------------------

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD MONDAY, JUNE 25, 2001


To the Shareholders of Grill Concepts, Inc.:

     An Annual Meeting of Shareholders of Grill Concepts, Inc. (the "Company") will be held at The Grill on the Alley, 9650 Dayton Way, Beverly Hills, California 90210, at 9:00 a.m., on Monday, June 25, 2001 for the following purposes:

1. To elect seven directors of the Company to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

2. To consider a proposal to amend the Company's 1998 Comprehensive Stock Option and Award Plan.

3. To consider a proposal to authorize the issuance of shares and warrants pursuant to, and approve the terms of, a Subscription Agreement with Starwood Hotels & Resorts Worldwide, Inc.

4. To consider a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 7,500,000 to 12,000,000.

5. To consider a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certifying accountants.

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on April 27, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you are planning to attend the meeting, you are urged to complete, date and sign the enclosed proxy card and return it promptly.

         YOUR VOTE IS IMPORTANT! PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ARE ABLE TO ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS VOTED.

                                         By Order of the Board of Directors



                                         Michael Weinstock
                                         Chairman


Los Angeles, California
May 29, 2001

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049

                                 ---------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2001

                                 ---------------

                                  INTRODUCTION

         This Proxy Statement is being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Grill Concepts, Inc. (the "Company") for use at the 2001 Annual Meeting of Shareholders of the Company and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is scheduled to be held at The Grill on the Alley, 9650 Dayton Way, Beverly Hills, California 90210, on Monday, June 25, 2001 at 9:00 a.m. local time. This Proxy Statement and the enclosed form of proxy will first be sent to shareholders on or about May 30, 2001.

Proxies

         The shares represented by any proxy in the enclosed form, if such proxy is properly executed and is received by the Company prior to or at the Annual Meeting prior to the closing of the polls, will be voted in accordance with the specifications made thereon. Proxies on which no specification has been made by the shareholder will be voted FOR the election to the Board of Directors of the nominees of the Board of Directors named herein, FOR the amendment to the Company's 1998 Comprehensive Stock Option and Award Plan, FOR the proposed issuance of shares and warrants pursuant to, and approval of the terms of, a Subscription Agreement with Starwood Hotels & Resorts Worldwide, Inc. FOR the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares, FOR the ratification of the appointment of the designated independent accountants, and as the proxy holders deem advisable on other matters that may come before the meeting. Proxies are revocable by written notice received by the Secretary of the Company at any time prior to their exercise or by executing a later dated proxy. Proxies will be deemed revoked by voting in person at the Annual Meeting.

Voting Securities

         Shareholders of record at the close of business on April 27, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, the total number of shares of common stock of the Company, $0.00004 par value per share (the "Common Stock"), outstanding and entitled to vote was 4,203,738. The holders of all outstanding shares of Common Stock are entitled to one vote for each share of Common Stock registered in their names on the books of the Company at the close of business on the Record Date. Additionally, every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder as of the Record Date, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than the number of directors to be elected. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

Quorum and Other Matters

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxies in accordance with their best judgment.

         Shares of Common Stock represented by a properly dated, signed and returned proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Proposal 4 to amend the Company's Certificate of Incorporation to increase the authorized shares of Common Stock requires the affirmative vote of a majority of all shares outstanding. Each of the other matters scheduled to come before the Annual Meeting requires the approval of a majority of the votes cast at the Annual Meeting. Therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal 4 but will have no effect on the election of directors or any other matter.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and shall have qualified. The Board of Directors has nominated Robert Spivak, Michael Weinstock, Charles Frank, Glenn Golenberg, Lewis Wolff, Steven Ross and Norman MacLeod to serve as directors (the "Nominees"). Each of the Nominees is currently serving as a director of the Company, except for Lewis Wolff, Steven Ross and Norman MacLeod. Mr. MacLeod is a nominee of Starwood Hotels & Resorts Worldwide, Inc. and will only serve as a director if PROPOSAL 3 relating to the sale of securities to Starwood is approved. If PROPOSAL 3 is not approved, Mr. MacLeod will not serve as a director and the number of directors will be reduced from seven to six. Directors shall be elected by shareholders holding a plurality of the shares of Common Stock present at the Annual Meeting. It is the intention of the persons named in the form of proxy, unless authority is withheld, to vote the proxies given them for the election of all of the Nominees. In the event, however, that any one of them is unable or declines to serve as a director, the appointees named in the form of proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of directors as may be presented by the Board of Directors in accordance with the Company's Bylaws. The Board of Directors has no reason to believe that any nominee will be unable to serve or decline to serve as a director. Any vacancy occurring between shareholders' meetings, including vacancies resulting from an increase in the number of directors, may be filled by the Board of Directors. A director elected to fill a vacancy shall hold office until the next annual shareholders' meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

Information Regarding Nominees

         Set out below is certain information concerning our nominees for election as directors of the Company:

         Robert Spivak                  Director Since 1995               Age 57

         Mr. Spivak was a co-founder of the Company's predecessor, Grill Concepts, Inc. (a California corporation)("GCI") and served as
         President, Chief Executive Officer and a director of GCI from the company's inception in 1988 until 1995, when GCI was acquired by the Company (the "Exchange"), when he assumed the same positions with the Company. Prior to forming GCI, Mr. Spivak co-founded, and operated, The Grill on the Alley restaurant in Beverly Hills in 1984. Mr. Spivak continued to provide management services on a part-time basis as Managing Director of The Grill on the Alley until 1996 when the Company acquired The Grill on the Alley. Mr. Spivak previously served as (i) vice president of Office Construction Company, where he headed that company's restaurant construction division from 1980 to 1983, (ii) a partner of Soup 'n Such from 1976 to 1980, (iii) food department manager of Fedco Stores from 1972 to 1976, and (iv) manager of Redwood House and Smokey Joe's, both family owned restaurant operations, from 1965 to 1972. Mr. Spivak is a founder and past president of the Beverly Hills Restaurant Association. Mr. Spivak also served on the board of directors of the California Culinary Academy of San Francisco and chairs the executive advisory board of the Collins School of Hotel and Restaurant Management at California State Polytechnic University at Pomona.

          Michael Weinstock              Director Since 1995              Age 58

          Mr. Weinstock was a co-founder of GCI and served as Chairman of the Board, Vice President and a director of GCI from 1988 until the Exchange when he assumed the positions of Vice Chairman of the Board, Executive Vice President and director of the Company. Mr. Weinstock was named Chairman of the Board in 2000. Prior to forming GCI, Mr. Weinstock co-founded The Grill on the Alley restaurant in Beverly Hills in 1984. Mr. Weinstock previously served as President, Chief Executive Officer and a director of Morse Security Group, Inc., a security systems manufacturer.

          Charles Frank                  Director Since 1995              Age 53

          Mr. Frank is a partner in The Parkside Group, a private equity investor. He is also President of CAF Restaurant Services, Inc., a restaurant consulting firm. Mr. Frank served as President of MSA Industries, the largest distributor and installer of commercial floor coverings in the country, from 1995 to 1997 when MSA was acquired by DuPont. Prior to 1995, Mr. Frank spent 22 years in the restaurant industry serving as President of both Spectrum Foods, a 16 unit fine dining chain, and Il Fornaio Corporation. Mr. Frank is Chairman of the Audit Committee and Compensation Committee of the Board of Directors of the Company.

          Glenn Golenberg                  Director Since 1995            Age 59

          Mr. Golenberg is co-founder and Managing Director of Golenberg Schmitz Capital Partners, LLC, a merchant banking firm that invests in and mentors technology and other businesses and successor to Golenberg & Company which was formed in 1978. Prior to forming Golenberg & Company, Mr. Golenberg served in various research and management positions in the investment banking industry from 1966 to 1978. Previously, Mr. Golenberg was a CPA with Arthur Andersen & Co. Mr. Golenberg is a member of the Audit Committee and Compensation Committee of the Board of Directors of the Company.

          Lewis Wolff              Nominee for first term as director     Age 65

          Mr. Wolff is Chairman and Chief Executive Officer of Wolff DiNapoli LLC, a diversified asset acquisition, development and management company. Mr. Wolff is also co-founder and, since 1994, has served as Chairman of Maritz, Wolff & Co., a privately held hotel investment group that acquires top-tier luxury hotel properties. Maritz, Wolff's holdings exceed $1.8 billion and include the Fairmont San Francisco, the Fairmont New Orleans, the Fairmont Dallas, as well as 50% stake in the Fairmont Hotel Management Company. Since 1999, Mr. Wolff has also served as co-Chairman of Fairmont Hotels & Resorts, a hotel management company formed by Fairmont Hotel Management Company and Canadia Pacific Hotels & Resorts, Inc.

          Steven Ross              Nominee for first term as director     Age 52

          Mr. Ross is a consultant and private investor. From 1989 to 2001, Mr. Ross served as Executive Vice President - Special Projects for the Warner Bros. Division of Time Warner, Inc. Previously, Mr. Ross served as Senior Vice President and General Counsel for Lorimar Telepictures Corporation, and its predecessors, from 1981 to 1989. Mr. Ross previously served as a director of Sea World Property Trust, an Australian theme park company, and is a nominee for election as a director of MAI Systems Corporation, an information technology solutions provider for the hotel industry.

          Norman MacLeod           Nominee for first term as director     Age 50

          Mr. MacLeod has served in various management positions with Starwood Hotels & Resorts Worldwide, Inc. since 1996 beginning as Area Managing Director for the North American Southeast operations of the company's Westin Hotels & Resorts division. Mr. MacLeod was promoted to Vice President of Operations of Starwood in April 1998 and to Executive Vice President, Hotel Operations - North America of Starwood Hotels & Resorts Worldwide, Inc. in October 1999. Previously, Mr. MacLeod served in various management positions with Omni Hotels.

Compliance With Section 16(a) of Exchange Act

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates during 2000. Based solely on a review of such reports and written statements of its directors, executive officers and shareholders, the Company believes that all of the filing requirements were satisfied on a timely basis in 2000 other than one late filing of Form 4 by each of Charles Frank and Glenn Golenberg relating to the automatic grant of options to outside directors.

Committees and Attendance of the Board of Directors

     In order to facilitate the various functions of the Board of Directors, the Board has created a standing Audit Committee and a standing Compensation Committee. The Board of Directors has no standing nominating committee or any committee performing the functions of such committee.

     The functions of the Company's Audit Committee are to review the Company's financial statements with the Company's independent auditors; to determine the effectiveness of the audit effort through regular periodic meetings with the Company's independent auditors; to determine through discussion with the Company's independent auditors that no unreasonable restrictions were placed on the scope or implementation of their examinations; to inquire into the effectiveness of the Company's financial and accounting functions and internal controls through discussions with the Company's independent auditors and officers of the Company; to recommend to the full Board of Directors the engagement or discharge of the Company's independent auditors; and to review with the independent auditors the plans and results of the auditing engagement. The members of the Audit Committee are Mr. Frank, Chairman, Mr. Golenberg and Mr. Robert Wechsler. Mr. Wechsler's term as a member of the Audit Committee will end following the Annual Meeting at which time it is anticipated that Mr. Ross will be elected as a director and appointed to the Audit Committee.

     The functions of the Company's Compensation Committee include reviewing the existing compensation arrangements with officers and employees, periodically reviewing the overall compensation program of the Company and recommending to the Board modifications of such program which, in the view of the development of the Company and its business, the Committee believes are appropriate, recommending to the full Board of Directors the compensation arrangements for senior management and directors, and recommending to the full Board of Directors the adoption of compensation plans in which officers and directors are eligible to participate and granting options or other benefits under such plans. The members of the Compensation Committee are Mr. Frank, Chairman, Mr. Golenberg and Mr. Wechsler. Mr. Wechsler's term as a member of the Compensation Committee will end following the Annual Meeting at which time it is anticipated that Mr. Ross will be elected as a director and appointed to the Compensation Committee.

     During the year ended December 31, 2000, the Board of Directors held four formal meetings, the Audit Committee held three meetings and the Compensation Committee held three meetings. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, plus
(ii) the total number of meetings held by all committees of the Board of Directors on which the director served.

Compensation of Directors

     Each non-employee director of the Company is paid a fee of $500 for each Board meeting attended and $250 for each committee meeting attended. The Company also reimburses each director for all expenses of attending such meetings. Additionally, each non-employee director is currently granted options, pursuant to the Company's amended 1998 Comprehensive Stock Option and Award Plan, to purchase 6,250 shares of Common Stock upon their initial appointment as a director. Thereafter, each non-employee director on the day following each annual meeting of shareholders of the Company shall automatically receive options to purchase an additional 5,000 shares, plus an additional 1,000 shares for each committee on which such non-employee director serves. All such options are exercisable at the fair market value of the Company's Common Stock on the date of grant. Such options are fully vested and exercisable with respect to all of the shares covered on the date of each grant.

         No additional compensation of any nature is paid to employee directors.

Executive Compensation and Other Matters

         The following table sets forth information concerning cash and non-cash compensation paid or accrued for services in all capacities to the Company during the year ended December 31, 2000 of each person who served as the Company's Chief Executive Officer during fiscal 2000 and the four other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2000 (the "Named Officers").


                                                                              Long Term
Name and                                Annual Compensation                 Compensation
Principal Position           Year    Salary($)   Bonus($)    Other ($)    Stock Options(1)(#)
-------------------         -------  ----------  ---------   ----------  ---------------------

Robert Spivak                2000     225,000        -0-     33,500 (2)             -0-
 President and               1999     200,000        -0-     33,500 (2)          8,850
 Chief Executive Officer     1998     200,000        -0-     33,500 (2)          5,000

John Sola                    2000     114,423        -0-         -0-            10,000
  Vice President --          1999      97,308        -0-         -0-             8,750
  Executive Chef             1998      90,231        -0-         -0-                -0-

Michael Weinstock            2000     100,000        -0-         -0-                -0-
 Executive Vice
 President and               1999     100,000        -0-         -0-             4,375
 Chairman of the Board       1998      92,308        -0-         -0-                -0-

--------------

(1) All stock option quantities have been adjusted to reflect the impact of the 1-for-4 reverse stock split on August 9, 1999.

(2) Mr. Spivak receives the use of a leased automobile and reimbursement of all expenses related to the use thereof ($13,000), a $1,500 per month non-accountable expense allowance ($18,000) and a $1,000,000 term life insurance policy, in addition to vacation benefits, expense reimbursements and participation in medical, retirement and other benefit plans which are generally available to the Company's executives.

Stock Option Grants

         The following table sets forth information concerning the grant of stock options made during 2000 to each of the Named Officers:


                                 Percent of                                Potential Realizable Value
                               Total Options                               at Assumed Annual Rates
                                Granted to                                of Stock Price Appreciation
                    Options    Employees in      Price      Expiration          For Option Term
Name                Granted    Fiscal Year      Per Share     Date          5%                  10%
----               ---------  --------------   ----------  -----------    -----               ------

Robert Spivak......     -             -               -          -            -                  -
John Sola .........10,000          10.8%        $1.5469      09/20/10     9,782             24,654
Michael Weinstock..     -             -               -          -            -                  -

Stock Option Exercises and Year-End Option Values

          The following table sets forth information concerning the exercise of stock options during 2000 by each of the Named Officers and the number and value of unexercised options held by the Named Officers at the end of 2000:


                                                    Number of Unexercised            Value of Unexercised
                    Shares                               Options at                  In-the Money Options
                   Acquired on     Value               at FY-End (#)(1)                 at FY-End ($)(2)
  Name             Exercise (#)  Realized ($)   Exercisable      Unexercisable   Exercisable      Unexercisable
---------        -------------- -------------  -------------    --------------- -------------    ---------------

Robert Spivak             -0-           -0-        26,250               -0-            -0-                -0-
John Sola                 -0-           -0-        26,250           10,000             -0-            13,250
Michael Weinstock         -0-           -0-        28,125               -0-            -0-                -0-

--------------

(1) All stock option quantities have been adjusted to reflect the impact of the 1-for-4 reverse stock split on August 9, 1999.

(2) Based on the fair market value per share of the Common Stock at year end, minus the exercise price of "in-the-money" options. The closing price for the Company's Common Stock on December 29, 2000 on the Nasdaq Small-Cap Market was $2.875.

Employment Contracts

         Effective January 1, 2001, the Company entered into an amended three year employment agreement with Robert Spivak, the Company's President and Chief Executive Officer. Mr. Spivak's employment agreement provides for an annual salary of $225,000 in 2000, $235,000 in 2001 and $250,000 in 2002. In addition, such agreement provides that Mr. Spivak shall receive a 100,000 share stock option grant, the use of a leased automobile and reimbursement of all expenses related to the use thereof, a $1,500 per month non-accountable expense allowance, five weeks paid vacation per year, a $1,000,000 term life insurance policy, reimbursement of business related travel and meal expenses, participation in all medical, retirement and other benefit plans available to the Company's executives and performance based bonuses in an amount up to fifty percent of salary based on performance criteria established by the Compensation Committee.

         The Company has no other employment agreements with any of its employees.

Beneficial Ownership of Common Stock

         The following table is furnished as of April 12, 2001 to indicate beneficial ownership of shares of the Company's Common Stock by (1) each shareholder of the Company who is known by the Company to be a beneficial owner of more than 5% of the Company's Common Stock, (2) each director, nominee for director and Named Officer of the Company, individually, and (3) all officers and directors of the Company as a group. The information in the following table was provided by such persons.


                                                  Amount and Nature of
                                                 Beneficial Ownership (1)
                                                   Shares Underlying
                                                   Options, Warrants
  Name and Address                                   and Other                          Percent
 of Beneficial Owner                    Shares  Convertible Securities (2) Total (2)   of Class (2)
---------------------                  -------- -------------------------- ---------   ------------

Michael Weinstock (3)(5)(6).........    439,789           103,125          542,914        12.6%
Robert Spivak (3)(5)(7).............    426,091            26,250          452,341        10.7%
Richard Shapiro (4).................    455,825                 0          455,825        10.8%
Aaron Ferrer (8)....................    410,024                 0          410,024         9.8%
Keith Wolff (9).....................    250,000             6,250          256,250         6.1%
Chelverton Fund Limited (10)........    215,700                 0          215,700         5.1%
Robert L. Wechsler (11).............    119,742            20,125          139,867         3.3%
Lewis Wolff (12)....................          0           575,000          575,000        12.0%
Charles Frank (13)..................     19,642            12,500           32,142           *
Glenn Golenberg (14)................     21,875            12,500           34,375           *
John Sola (15)......................      8,184            26,250           34,434           *
Steven Ross (16)....................          0            20,000           20,000           *
Norman MacLeod......................          0                 0                0           -
All executive officers and directors
 as a group (7 persons)(17).........  1,285,323           207,000        1,492,323        33.8%

--------------------

*    Less than 1%.

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable, and the information contained in the footnotes to the table.

(2) Includes shares of Common Stock not outstanding, but which are subject to options, warrants and other convertible securities exercisable or convertible within 60 days of the date of the information set forth in this table, which are deemed to be outstanding for the purpose of computing the shares held and percentage of outstanding Common Stock with respect to the holder of such options. Such shares are not, however, deemed to be outstanding for the purpose of computing the percentage of any other person.

(3)  Address is 11661 San Vicente  Blvd.,  Suite 404,  Los  Angeles,  California
     90049.

(4)  Address is 10360 Strathmore Drive, Los Angeles, California 90024.

(5) All shares indicated as being held by Messrs. Weinstock and Spivak exclude certain shares held by their spouses, children and certain trusts for the benefit of family members. Messrs. Weinstock and Spivak disclaim any beneficial interest in such shares.

(6) Includes 28,125 shares issuable upon exercise of stock options held by Mr. Weinstock and 75,000 shares issuable upon exercise of warrants.

(7) Includes 26,250 shares issuable upon exercise of stock options held by Mr. Spivak.

(8)  Address is 1 Homs Court Hillsborough, California 94010.

(9) Address is 11828 La Grange Avenue, Los Angeles, California 90025. Includes 6,250 shares issuable upon exercise of stock options held by Mr. Wolff. The information set forth herein is based on the Schedule 13D dated August 1, 2000 filed by Mr. Wolff with the Securities and Exchange Commission.

(10) Address is Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands. The information set forth herein is based on the Schedule 13G dated September 29, 2000 filed by Chelverton Fund Limited with the Securities and Exchange Commission.

(11) Includes 20,175 shares issuable upon exercise of stock options held by Mr. Wechsler. Excludes shares held by the Wechsler Foundation with respect to which Mr. Wechsler disclaims beneficial ownership.

(12) Address is 11828 La Grange Avenue, Los Angeles,  California 90025. Includes
     (i) 125,000 shares issuable upon conversion of 500 shares of Series II Convertible Preferred Stock, (ii) 75,000 shares issuable pursuant to a warrant to purchase shares at an exercise price of $1.41 per share; (iii) 187,500 shares issuable pursuant to five year $8.00 Warrants and (iv) 187,500 shares issuable pursuant to five year $12.00 Warrants. The Series II Convertible Preferred Stock is convertible commencing June 24, 1998 into a number of shares determined by dividing $1,000 per share by the greater of $4.00 or 75% of the average closing price of the Company's Common Stock over the five trading days immediately preceding conversion, but not higher than $10.00. For purposes hereof, the number of shares shown as being issuable upon conversion of the Series Convertible Preferred Stock is based on a conversion price of $4.00, the minimum conversion price of the Series II convertible Preferred Stock. The five-year $8.00 Warrants and $12.00 Warrants are exercisable to purchase one share of Common Stock per warrant commencing June 24, 2000. Mr. Wolff, as Trustee of the Wolff Revocable Trust of 1993, may be deemed to be the beneficial owner of all such securities. The information set forth herein is based on Amendment No. 3 to the Schedule 13D dated August 1, 2000 filed by Mr. Wolff with the Securities and Exchange Commission.

(13) Includes 12,500 shares issuable upon exercise of stock options held by Mr. Frank.

(14) Includes 12,500 shares issuable upon exercise of stock options held by Mr. Golenberg.

(15) Includes 26,250 shares issuable upon exercise of stock options held by Mr. Sola.

(16) Includes 20,000 shares issuable upon exercise of warrants held by Mr. Ross.

(17) Includes 207,000 shares of Common Stock subject to stock options and warrants held by the officers and directors and exercisable within 60 days.

Certain Relationships and Transactions

         Since June of 1989, the Company has leased its Cherry Hill restaurant from Denbob Corporation ("Denbob"), a company controlled by Robert L. Wechsler who served as Chairman of the Company from inception until 2000 and who continues to serve as a director of the Company until the Annual Meeting. The premises are occupied under a twenty year lease with annual rent commencing at approximately $118,500, plus 6% of annual gross sales in excess of $1,800,000, 15% of the landlord's cost for leasehold improvements, equipment and fixtures, and a pro rata share of real estate taxes, insurance and other common area charges. After five years, the Company had the option to pay for all or part of any improvements and reduce or eliminate the 15% additional rent. At the end of each five years, the rent and the gross sales level at which the 6% commences increase by 15%. The Company paid rent expense to Denbob for the lease of the Cherry Hill restaurant totaling $248,000 during fiscal year 2000 and $244,000 during fiscal year 1999.

         The Company has entered into transactions with various entities which may be deemed to be controlled by Lewis Wolff. Mr. Wolff is the trustee of the Wolff Revocable Trust of 1993 which holds all of the outstanding preferred stock of the Company and may be deemed to be a controlling shareholder of the Company. Transactions which may be deemed to have been entered into with Mr. Wolff and his affiliates include: (1) lease of the site of the San Jose Grill at the San Jose Fairmont Hotel from an entity in which Mr. Wolff is a part owner, (2) receipt by the Company's 50.05% owned subsidiary of a loan in the amount of $800,000 in connection with the opening of the San Jose Grill, which loan is repayable, with interest at 10%, from substantially all of the operating cash flows of the San Jose Grill with unpaid principal and interest due January 2018,
(3) management of the City Bar & Grill in the San Jose Hilton Hotel, of which Mr. Wolff is a part owner, (4) receipt of a loan in the amount of $500,000 in connection with the conversion of the Burbank Daily Grill, which loan is repayable, with interest at 10%, out of management fees from the restaurant with unpaid principal and interest due December 31, 2003, and (5) entry into an agreement with Hotel Restaurant Properties, Inc. ("HRP"), an entity controlled by a member of Mr. Wolff's family, pursuant to which HRP will assist the Company in locating hotel locations for the opening of restaurants and pursuant to which HRP is entitled to a portion of the fees or profits from those restaurants. Rents in the amount of $92,000 and $78,000 were accrued by the Company with respect to the San Jose Grill during 2000 and 1999, respectively. At December 26, 1999, the Company owed $198,853 with respect to the loan relating to the Burbank Daily Grill and $185,000 with respect to the loan relating to the San Jose Grill. Both of those loans were paid in full at December 31, 2000.

         In August 1998, the Company entered into an agreement with HRP, of which Mr. Keith Wolff is President. Pursuant to the agreement HRP will assist the Company in locating hotel locations for the opening of restaurants. HRP is entitled to a portion of the fees or profits from those restaurants. The Company paid $187,604 and $80,651 of management fees to HRP during fiscal years 2000 and 1999, respectively. The agreement also provides that HRP will repay to the Company amounts advanced to managed units on behalf of HRP. As of December 31, 2000, the Company owed $28,813 to HRP. As of December 26, 1999, HRP was indebted to the Company in the amount of $129,266.

         In July 2000, Lewis Wolff and Michael Weinstock each agreed to guarantee $750,000 of the Company's bank credit facility. Pursuant to the terms of the guarantee, the Company issued to each of Mr. Wolff and Mr. Weinstock 75,000 warrants exercisable to purchase common stock at $1.41 per share. Additionally, the Company agreed to pay each of Mr. Wolff and Mr. Weinstock interest at the rate of 2% per annum of the average annual balance of the loans guaranteed. Interest payable to Mr. Wolff and Mr. Weinstock totaled $9,000 each at December 31, 2000.

         The Company has no existing corporate policy which prohibits or governs the terms of any such transactions. Any such transactions are, however, reviewed by the Audit Committee to determine the fairness of such transactions.

         Other than elections to office and the participation of Lewis Wolff and Steve Ross in the placement, no director, nominee for director, executive officer or associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Compensation Committee Report

         The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company and the compensation plans and specific compensation levels for executives of the Company. The Compensation Committee consists of non-employee Directors who are not eligible to participate in any of the compensation plans or programs it administers, other than the options these individuals receive under the guidelines established for the granting of stock options to Board and Committee members.

         The primary consideration of the Compensation Committee in determining overall compensation is to motivate, reward and retain the best management team to achieve the company's objective and thus compensation is based upon a combination of overall financial performance of the company, the meeting of long term objectives and each individuals experience and past performance, while considering salaries of other executives in similar companies.

         Base Salary. For fiscal 2000, the base salary of the executive officers, other than the Chief Executive Officer whose salary is determined by employment agreements, were set based upon the results of the executive's performance review. Each executive is reviewed by the Chief Executive Officer and given specific objectives, which vary with the executive's position and responsibilities. At the next annual review, the actual performance of the executive is compared to the previously established specific objectives. The results of that comparison, along with the Chief Executive Officer's compensation recommendation, is provided to the committee. The Committee then determines what, if any, adjustments should be made to the proposed compensation.

         Cash Bonus Program. The Company has established a formula for Cash Bonuses to be paid to executive officers which is based upon the overall financial performance of the Company. The formula provides for a pool of money to be split among the various executives. During fiscal 2000 the Company's performance did not meet the required financial performance goals and thus no cash bonuses were paid.

         Stock Options. The Company believes that the granting of stock options serves as a long term incentive to officers and other employees of the Company and its subsidiaries. The 1995 and 1998 stock option plans provide the Company with flexibility in awarding of stock options.

     Based on a review of the level of options held and other equity ownership in the Company, stock option grants to officers during 2000 were limited to senior management personnel other than the CEO and Chairman.

     2000 Compensation of the CEO. The 2000 salary of the CEO was fixed by an employment agreement entered into in January 1999 based on the Committee's review of Mr. Spivak's prior performance, the Company's future plans and the salaries of CEO's of similarly positioned companies.

     Based on a review of the level of options held and performance versus the Company's plan, during 2000, the Committee granted no new options to Mr. Spivak and paid no bonus to Mr. Spivak.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code contains provisions, which could limit the deductibility of certain compensation payments to the Company's executive officers. The Company believes that any compensation realized in connection with the exercise of stock options granted by the Company will continue to be deductible as performance based compensation. The policy of the Company is to design its compensation programs generally to preserve the tax deductibility of compensation paid to its executive officers. The Committee could determine, however, taking into consideration the burdens of compliance with Section 162(m) and other relevant facts and circumstances, to pay compensation that is not fully deductible, if the Committee believes such payments are in the Company's best interests.

     Compensation Committee Interlocks and Insider Participation. One of the members of the Compensation Committee has been an officer of the Company. Mr. Wechsler served as the Chairman of the Board for the Company from December 1995 to December 1999. Mr. Golenberg and Mr. Frank have both previously served the company in a consulting capacity. Neither Mr. Golenberg nor Mr. Frank provided consulting services to the company during the fiscal year ending 2000.


                                                    Charles Frank, Chairman

                                                    Robert Wechsler,

                                                    Glenn Golenberg

Company Performance

     The following graph compares the cumulative total investor return on the Company's Common Stock for the five years ended December 31, 2000 with the S&P SmallCap 600 Index (the "S&P SmallCap 600 Index") a peer group of companies, consisting of Ark Restaurants Corp., Il Fornaio America Corp., Jerry's Famous Deli, Inc., Avado Brands, Inc. and Chart House Enterprises, Inc. (the "Peer Group").

     The graph displayed below is presented in accordance with Securities and Exchange Commission requirements. Shareholders are cautioned against drawing any conclusions from the data contained herein, as past results are not necessarily indicative of future performance. This graph in no way reflects the Company's forecast of future financial performance.









                      Base Period
                      December       December    December    December     December     December
                      31 1995        31 1996     31 1997     31 1998      31 1999      31 2000
                     -------------  ----------  ---------   ----------   ----------   ----------

Grill Concepts, Inc.      100         107.52      87.52        72.50        32.19         57.50
S&P SmallCap 600 Index    100         120.13     146.63       143.68       162.21        188.91
Peer Group                100          67.08      64.45        42.63        25.75         17.85

                                   PROPOSAL 2
     APPROVAL OF AMENDMENT TO 1998 COMPREHENSIVE STOCK OPTION AND AWARD PLAN

         The Board of Directors has recommended that the shareholders of the Company approve the Company's 1998 Comprehensive Stock Option and Award Plan (the "Original Plan"), as amended and restated by the Board of Directors on February 27, 2001 (the "Amended Plan"). A vote in favor of the Amended Plan will also be a vote in favor of the amendments to the Original Plan which will (1) increase the number of shares of Common Stock reserved for issuance thereunder from 187,500 shares to 487,500 shares, and (2) modify the terms of the annual option grants to non-employee directors to decrease the term of those options from 10 years to 5 years and to increase the number of options granted annually to non-employee directors from 1,250 shares to 5,000 shares and increase the number of options granted annually to non-employee directors for service on committees from 250 shares to 1,000 shares.

         As of the Record Date, 562,500 shares were reserved for issuance pursuant to Company stock option plans, including 187,500 shares reserved under the Original Plan. Of the shares reserved under plans, 178,512 shares of Common Stock were available for future grants under the Original Plan and 155,000 options have been committed to be granted to existing employees and consultants leaving a total of 23,512 shares available for option grants. The Board of Directors believes that the grant of stock options and/or awards to officers and key employees, consultants and independent contractors of the Company is vital in attracting and retaining effective and capable personnel who contribute to the growth and success of the Company and in establishing a direct link between the financial interests of such individuals and of the Company's shareholders and that it is prudent to increase the number of shares of Common Stock available for future grants at this time. The Board believes that the other changes to the Original Plan, as discussed above, are also appropriate.

         The following summary of the Amended Plan is qualified in its entirety by reference to the complete text of the Amended Plan, which is attached as Annex A.

General Provisions

         Duration of the Amended Plan; Shares to be Issued. The Original Plan became effective March 27, 1998. The Amended Plan will remain effective until March 27, 2008 unless terminated earlier by the Board of Directors.

         The shares of Common Stock to be issued or delivered under the Amended Plan will be authorized and unissued shares or previously issued and outstanding shares of Common Stock reacquired by the Company. Shares of Common Stock covered by any unexercised or unearned portions of terminated options or awards and shares of Common Stock subject to any awards which are otherwise surrendered by participants without receiving any payment or other benefit with respect thereto may again be subject to new awards under the Amended Plan.

         Participants. Under the Amended Plan, stock options, shares of restricted stock, stock awards or performance shares, or a combination of any such awards (collectively, "Awards"), may be granted from time to time to Eligible Persons (hereinafter defined), all generally in the discretion of the Committee (hereinafter described) responsible for administering the Amended Plan. Each Award under the Amended Plan will be evidenced by a separate written agreement which sets forth the terms and conditions of the Award. "Eligible Persons" generally include any employee of the Company or its subsidiaries, members of the Board of Directors and any consultant or other person whose participation the Committee determines is in the best interest of the Company. Grants under the Amended Plan to non-employee directors are limited to an initial grant of nonqualified stock options in an amount equal to 6,250 shares on the date a person first becomes a non-employee director and additional grants of nonqualified stock options in an amount equal to 5,000 shares plus 1,000 shares for committee on which such non-employee director serves on each subsequent reelection of a non-employee director. There is no maximum number of persons eligible to receive Awards under the Amended Plan, nor is there any limit on the amount of Awards that may be granted to any such person, except as described below with respect to incentive stock options. The Company intends that stock options or other grants of Awards under the Amended Plan to persons subject to Section 16 of the Exchange Act will satisfy the requirements of Rule 16b-3 under the Exchange Act ("Rule 16b-3").

Administration

         The Amended Plan will be administered by a committee of the Board of Directors of the Company that consists of two or more directors (the "Committee"). To the extent necessary to comply with Rule 16b-3, the Committee will consist solely of two or more "non-employee directors," as that term is defined in Rule 16b-3. Under the Amended Plan, generally the Committee will have complete authority to determine the persons to whom Awards will be granted from time to time, as well as the terms and conditions of such Awards. The Committee also will have discretion to interpret the Amended Plan and the Awards granted under the Amended Plan and to make other determinations necessary or advisable for the administration of the Amended Plan. Under the Amended Plan, the full Board of Directors can act as the Committee, if all of the members of the Board of Directors otherwise are eligible to serve on the Committee. The full Board of Directors generally also may grant Awards under the Amended Plan from time to time. The Compensation Committee of the Board of Directors will act as the Committee until otherwise determined by the Board of Directors.

Stock Options

         General. The Committee may grant either incentive stock options (for purposes of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or nonqualified stock options under the Amended Plan. Except as described below for incentive stock options, the Committee generally has the discretion to determine the persons to whom stock options will be granted, the numbers of shares subject to such options, the exercise prices of such options, the vesting schedules with respect to such options, the terms of such options, as well as the period, if any, following a participant's Termination of Service (as defined in the Amended Plan) during which such option may be exercised, and the circumstances in which all or a portion of an option may become immediately exercisable or be forfeited. The Committee also has the discretion, exercisable either at the time an option is granted or at the time of a participant's Termination of Service, to provide for accelerated vesting of the exercisability of an option for a limited period following such Termination of Service. Such terms may differ among the various persons to whom the options are granted and among the various options granted to any such person. Notwithstanding the foregoing, under the terms of the Amended Plan, no options may be exercised following the Termination of Service of a participant for cause.

         In the discretion of the Committee, the price due upon exercise of an option may be paid in cash or in shares of the Company's Common Stock valued at their then current Fair Market Value (as defined in the Amended Plan), or a combination of both. Shares delivered in payment of such price may be shares acquired by prior exercises of options or otherwise, in the Committee's discretion. Also in the discretion of the Committee, a participant may exercise an option as to only a part of the shares covered thereby and then, in an essentially simultaneous transaction, use the shares so acquired in payment of the exercise price for additional option shares.

         Generally, options granted under the Amended Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and generally will be exercisable during the participant's lifetime only by such participant or his or her guardian or legal representative. With respect to nonqualified stock options, however, the Committee may, in its sole and absolute discretion, permit a participant to transfer such option for no consideration to or for the benefit of one or more members of the participant's Immediate Family (as defined in the Amended Plan) or in certain circumstances family trusts, partnerships or limited liability companies.

         The Committee may also, in its discretion, allow the voluntary surrender of all or a portion of a stock option conditioned upon the granting to the participant of a new stock option for the same or a different number of shares, or may require the surrender as a condition precedent to the grant of a new stock option. The Committee may also purchase a participant's outstanding option, on such terms and conditions as the Committee in its discretion determines.

         Holders of options shall have no rights as shareholders of the Company unless and until such options are exercised and shares are delivered to such persons in accordance with the Amended Plan.

         Incentive Stock Options. Incentive stock options may be granted only to persons who are employees of the Company or its subsidiaries (including directors of the Company who are also employees of the Company or a subsidiary but excluding non-employee directors of the Company). Generally, incentive stock options must be granted within ten years of the date the Amended Plan is adopted, and the term of any incentive stock option may not exceed ten years. Furthermore, the aggregate Fair Market Value of shares of Common Stock with respect to which any incentive stock options are exercisable for the first time by a participant during any calendar year, whether such incentive stock options are granted under the Amended Plan or any other plans of the Company, may not exceed $100,000. Under the Amended Plan, however, if the aggregate Fair Market Value of such incentive stock options exceeds this limit (whether due to its original terms, or due to accelerated exercisability following a Termination of Service due to death, Disability or Retirement (as such terms are defined in the Amended Plan), or following a Change of Control (hereinafter defined)), then to the extent permitted by Section 422 of the Code, the excess will be treated as a nonqualified stock option. Furthermore, the exercise price of incentive stock options must be at least 100% of the Fair Market Value of the Common Stock at the time the incentive stock option is granted, except in the case of incentive stock options granted to any individual who owns more than 10% of the total combined voting power of all classes of stock of the Company, in which case the exercise price of incentive stock options must be at least 110% of the Fair Market Value of the Common Stock at the time of grant.

         The Amended Plan also provides that, with respect to incentive stock options, the period during which an option may be exercisable following a Termination of Service generally may not exceed three months, unless (i) employment is terminated as the result of Disability, in which case in the discretion of the Committee the incentive stock options may be exercised during a period of one year following the date of such Disability, or (ii) employment is terminated as the result of death, or if the employee dies following a Termination of Service (other than as a result of Disability) and during the period that the incentive stock option is still exercisable, in which case in the discretion of the Committee the incentive stock option may be exercised during a period of one year following the date of such death. In no event, however, may an incentive stock option be exercised after the expiration of its original term.

Restricted Stock, Stock Awards and Performance Shares

         Under the Amended Plan, the Committee has broad discretion to grant other equity-based incentives and/or compensation in the form of restricted stock or other stock awards, as well as performance shares.

         Restricted Stock. The Committee may award shares of restricted stock under the Amended Plan to any Eligible Person, for such consideration, if any, as may be determined by the Committee or required by law, as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company or its subsidiaries. Restricted stock generally consists of shares of Common Stock that at the time of award are subject to restrictions or limitations as to the participant's ability to sell, transfer, pledge or assign such shares. Shares of restricted stock may vest (separately or in combination), and all or a portion of the applicable restrictions may lapse, from time to time over one or more restricted periods, based on such factors as continued employment, the passage of time or other measures as the Committee determines. The Committee also may determine the circumstances, if any, in which shares of restricted stock that have not previously vested may be forfeited by the participant or may be required to be resold to the Company, as well as the circumstances, if any, in which the vesting of such shares might be accelerated or delayed. Generally, in the discretion of the Committee, any shares of restricted stock that have not vested in full will be forfeited upon the participant's Termination of Service and shall be canceled by the Company. Unless otherwise provided in the applicable award agreement, however, the Committee may in its discretion waive any remaining restrictions in the event of the death, Disability or Retirement of the participant during the applicable restricted period or in other cases of special circumstances. Notwithstanding the foregoing, under the terms of the Amended Plan all shares of restricted stock which have not vested in full shall be forfeited and canceled if the participant is terminated for cause, as determined by the Committee. In the discretion of the Committee, cash dividends with respect to shares of restricted stock may be automatically reinvested in additional shares of stock subject to the same restrictions, or cash dividends (or other distributions) with respect to such shares may be withheld by the Committee for the account of the participant, with or without interest. Except as expressly provided otherwise, persons to whom shares of restricted stock have been awarded will have all rights of a shareholder of the Company with respect to such shares, unless and until such shares are otherwise forfeited by such person.

         Stock Awards. The Committee may grant stock awards under the Amended Plan to any Eligible Person in payment of compensation that has been earned or as compensation to be earned. All shares subject to a stock award shall be valued at not less than 100% of the Fair Market Value of the shares of Common Stock on the grant date of such stock award. Upon the issuance of shares subject to a stock award and the delivery of certificate(s) representing such shares to the participant, the participant will become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the company with respect to such shares.

         Performance Shares. The Committee may award performance shares under the Amended Plan to any Eligible Person, for such consideration, if any, as may be determined by the Committee or required by law, as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its subsidiaries. A performance share generally consists of a unit valued by reference to the Common Stock; the value of one performance share will be equal at any given time to the Fair Market Value of one share of Common Stock. Performance shares generally may be earned by a participant only if the participant achieves certain performance objectives that are determined by the Committee at the time of the award. The performance objectives generally will be measured over one or more performance periods applicable to the Award of such shares as determined by the Committee at the time of the award. The Committee also has the discretion to determine the number of performance shares that will be paid to a participant if the applicable performance objectives are exceeded or met in whole or in part and the form of settlement of a performance share. Performance objectives may vary from participant to participant and will be based on such performance criteria (for example, minimum earnings per share or return on equity) as the Committee in its sole discretion determines appropriate. The Committee also has the discretion to revise the performance objectives during the duration of the performance period if it determines that significant events that have a substantial effect on the existing performance objectives have occurred. Generally, any performance shares that have not been earned in full will be forfeited upon a participant's Termination of Service. Unless otherwise provided in the applicable award agreement, however, in the event of the death, Disability or Retirement of the participant during the performance period or in other cases of special circumstances, the Committee may in its discretion determine to make a settlement of such performance shares based on the extent to which the applicable performance objectives were satisfied and pro rated for the portion of the period during which the Participant was employed. Notwithstanding the foregoing, under the terms of the Amended Plan all performance shares which have not been earned in full shall be forfeited and canceled if the participant is terminated for cause, as determined by the Committee.

         The settlement of a performance share may be made in cash, in whole shares of Common Stock or any combination thereof. Performance shares are not transferable by a participant, and holders of performance shares shall have no rights as shareholders of the Company unless and until shares of Common Stock are issued and delivered to such persons upon settlement of performance shares, as provided in the Amended Plan. The Committee may also, in its discretion, place restrictions on the transfer of any shares of Common Stock delivered to the participant in payment of the performance shares.

Changes of Control or Other Fundamental Change

         The Amended Plan provides that upon certain mergers or other reorganizations to which the Company or any subsidiary is a party that involves an exchange or conversion or other adjustment of the Company's outstanding Common Stock, each participant generally shall be entitled upon the exercise of his or her stock options to receive the number and class of securities or other property to which such participant would have been entitled in the merger or reorganization if such participant had exercised such stock option prior to such merger or reorganization. The Committee, in its discretion, may provide for similar adjustments upon the occurrence of such events with respect to other Awards outstanding under the Amended Plan.

         The Amended Plan also provides that, upon the occurrence of a Change of
Control: (i) outstanding stock options will become immediately exercisable in full (subject to any appropriate adjustments in the number of shares subject to the option and the option price), regardless of their terms, and shall remain exercisable for the remaining term of the option; (ii) outstanding performance shares will be deemed 100% earned and a pro rata portion of such performance shares (based on the portion of the applicable performance period that has elapsed at such time) shall be paid to the participant; and (iii) outstanding shares of restricted stock shall be deemed vested and all restrictions thereon shall be deemed lapsed. A Change of Control is defined under the Amended Plan as
(a) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, (b) the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company, or (c) in the absence of a prior expression of approval by the Board of Directors of the Company, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Section 13(d)(3) of the Exchange Act, other than a person, or group including a person, who beneficially owned, at the date of adoption of the Amended Plan by the Board of Directors, more than 5.0% of the Company's voting capital stock. In addition, the Committee generally has the discretion to take such actions and make such adjustments with respect to outstanding Awards as it deems necessary or advisable, and fair and equitable, in the event of a Change of Control or other similar event.

         Upon the dissolution or liquidation of the Company, all outstanding Awards under the Amended Plan shall terminate. Upon the adoption of a plan of such dissolution or liquidation, however, all outstanding Awards shall be exercisable in full and all restrictions shall lapse, to the extent described in the previous paragraph.

Miscellaneous

         The Board of Directors generally may amend or terminate the Amended Plan or any provision of the Amended Plan at any time. To the extent required by the Exchange Act or the Code, however, absent approval by the Company's shareholders, no amendment may (i) materially alter the group of persons eligible to participate in the Amended Plan; (ii) except as specifically provided in Section 3.6 of the Amended Plan, increase the number of shares available for Awards under the Amended Plan; (iii) extend the period during which incentive stock options may be granted beyond March 27, 2008; or (iv) alter the class of individuals eligible to receive an incentive stock option or increase the limit on incentive stock options or the value of shares of Common Stock for which eligible employees may be granted an incentive stock option. Furthermore, without the consent of the participant, no amendment to or discontinuance of the Amended Plan or any provision thereof shall adversely affect (in the sole discretion of the Committee) any Award granted to the participant under the Amended Plan, except that the Committee shall always have the right and power to annul any Award if the participant is terminated for cause and to convert any outstanding incentive stock option to a nonqualified stock option.

         If a participant is required to pay to the Company any amount with respect to income or employment tax withholding obligations in connection with an Award, no Common Stock will be transferred to such participant until the Committee in its sole discretion is satisfied as to the payment of such liabilities. The Committee in its discretion may allow a participant to satisfy any such obligation by withholding shares of Common Stock that otherwise would be delivered to such participant with a Fair Market Value equal to the amount of the withholding obligation.

Federal Income Tax Consequences

         The following is a brief description of the Federal income tax consequences to the participants and the Company of the issuance and exercise of stock options under the Amended Plan, as well as the grant of restricted stock, stock awards and performance shares. All ordinary income recognized by a participant with respect to Awards under the Amended Plan shall be subject to both wage withholding and employment taxes. The deduction allowed to the Company for the ordinary income recognized by a participant with respect to an Award under the Amended Plan will be limited to amounts that constitute reasonable, ordinary and necessary business expenses of the Company.

         Incentive Stock Options. In general, no income will result for Federal income tax purposes upon either the granting or the exercise of any incentive option issued under the Amended Plan. If certain holding period requirements (at least two years from the date of grant of the option and at least one year from the date of exercise of the option) are satisfied prior to a disposition of stock acquired upon exercise of an incentive option, the excess of the sales price upon disposition over the option exercise price generally will be recognized by the participant as a capital gain, and the Company will not be allowed a business expense deduction.

         If the holding period requirements with respect to incentive options are not met, the participant generally will recognize, at the time of the disposition of the stock, ordinary income in an amount equal to the difference between the option price of such stock and the lower of the Fair Market Value of the stock on the date of exercise and the amount realized on the sale or exchange. The difference between the option price of such stock and the Fair Market Value of the stock on the date of exercise is a tax preference item for purposes of calculating the alternative minimum tax on an participant's federal income tax return. If the amount realized on the sale or exchange exceeds the Fair Market Value of the stock on the date of exercise, then such excess generally will be recognized as a capital gain. In the case of a disposition prior to satisfaction of the holding period requirements which results in the recognition of ordinary income by the participant, the Company generally will be entitled to a deduction in the amount of such ordinary income in the year of the disposition.

         If a participant delivers shares of the Company's Common Stock in payment of the option price, the participant generally will be treated as having made a like-kind exchange of such shares for an equal number of the shares so purchased, and no gain or loss will be recognized with respect to the shares surrendered to the Company in payment of said option price. In such a case, the participant will have a tax basis in a number of shares received pursuant to the exercise of the option equal to the number of shares of Common Stock used to exercise the option and equal to such participant's tax basis in the shares of Common Stock submitted in payment of the option price. The remaining shares of Common Stock acquired pursuant to the exercise of the option will have a tax basis equal to the gain, if any, recognized on the exercise of the option and any other consideration paid for such shares on the exercise of the option.

         Notwithstanding the foregoing, if a participant delivers any stock that was previously acquired through the exercise of an incentive stock option in payment of all or a portion of the option price of an option, and the holding period requirements described above have not been satisfied with respect to the shares of stock so delivered, the use of such stock to pay a portion of the option price will be treated as a disqualifying disposition of such shares, and the participant generally will recognize income.

         Nonqualified Stock Options. The grant of nonqualified stock options under the Amended Plan will not result in any income being taxed to the participant at the time of the grant or in any tax deduction for the Company at such time. At the time a nonqualified stock option is exercised, the participant will be treated as having received ordinary income equal to the excess of the Fair Market Value of the shares of Common Stock acquired as of the date of exercise over the price paid for such stock. At that time, the Company will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant upon exercise. The participant's holding period for the shares of Common Stock acquired will commence on the date of exercise, and the tax basis of the shares will be the greater of their Fair Market Value at the time of exercise or the exercise price.

         Restricted Stock. If a participant receiving a grant of restricted stock under the Amended Plan makes an election with respect to such shares under
Section 83(b) of the Code not later than 30 days after the date the shares are transferred to the participant pursuant to such grant, the participant will recognize ordinary income at the time of receipt of such restricted stock in an amount equal to the excess of the Fair Market Value of the shares of Common Stock as of the date of receipt (determined without regard to any vesting conditions or other restrictions other than a restriction which by its terms will never lapse) over the price paid (if any) for such restricted stock. In the absence of such an election, the participant will recognize ordinary income at the time the restrictions lapse in an amount equal to the excess of the Fair Market Value of the shares of Common Stock as of the date the restrictions lapse over the price paid (if any) for such stock. At the first to occur of the election or the lapsing of the restrictions, the Company will be allowed a deduction for Federal income tax purposes equal to the amount of ordinary income attributable to the participant. The participant's holding period for the shares of Common Stock acquired will commence upon the first to occur of the date the participant makes an election under Section 83(b) of the Code or on the date that the restrictions lapse, and the tax basis of the shares will be the greater of their Fair Market Value on that date or the price paid for the shares (if any).

         If an election is made under Section 83(b) of the Code, dividends received on shares of restricted stock will be treated as ordinary income. If a participant does not make an election under Section 83(b) of the Code, dividends received on the shares of restricted stock prior to the date that such restrictions lapse will be treated as additional compensation and not as dividend income for Federal income tax purposes.

         If (i) an election is made under Section 83(b) of the Code and (ii) before the restrictions on the shares lapse, the shares which are subject to such election are forfeited to or reacquired by the Company, then (A) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such election, and (B) the participant would realize a loss in an amount equal to the excess, if any, of the ordinary income previously recognized by the participant with respect to such shares over the value of such shares at the time of forfeiture. Such loss would be a capital loss if the shares are held as a capital asset at such time. In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

         Stock Awards. At the time a stock award is granted, the participant will be treated as having received ordinary income equal to the Fair Market Value of the shares of Common Stock acquired. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income which the participant receives. The participant's holding period for the shares of Common Stock acquired will commence on the date of grant, and the tax basis of the shares will be their Fair Market Value at that time.

         Performance Shares. At the time performance shares are earned, the participant will be treated as having received ordinary income equal to the Fair Market Value of the shares of Common Stock subject to such performance shares, whether such performance shares are settled in cash of by delivery of shares of Common Stock. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income which the participant receives. The participant's holding period for the shares of Common Stock acquired (if any) will commence on the date of grant, and the tax basis of such shares will be their Fair Market Value at that time.

         Deductibility. The deductibility by the Company of amounts recognized as ordinary income by participants with respect Awards may be limited under certain provisions of the Internal Revenue Code, including the $1 million deduction limit per executive under Section 162(m) and the limit with respect to certain payments in connection with a change in control under Section 280G.

New Plan Benefits

         The following table shows plan benefits that would have accrued to or been allocated to each of the Named Officers, all nominees for election as directors, all executives as a group, all non-executive directors as a group and all nonexecutive officer employees as a group under the Amended Plan as proposed for approval at the Annual Meeting if the Amended Plan had been in effect for the fiscal year ended December 31, 2000.


                                                               1998 Comprehensive Stock
                                                                Option and Award Plan
 Name and Position                                                Stock Options (#)
--------------------                                          ----------------------------

Robert Spivak
  President, Chief Executive Officer and Director                       -0-
Michael Weinstock
  Executive Vice President and Vice Chairman of the Board               -0-
Charles Frank
 Director                                                             7,000
Glenn Golenberg
  Director                                                            7,000
All current  executive  officers as a group (3 persons)                 -0-
All current directors,  excluding  executives,  as a group
(four persons)                                                      14,000
All employees, excluding executive officers, as a group                 -0-


         No options have been granted to date under the Amended Plan and the benefits to the persons described in the table are not presently determinable. The benefits indicated in the table represent formula grants to non-employee directors which would have been made had the Amended Plan been in effect for the last completed fiscal year.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE COMPANY'S 1998 COMPREHENSIVE STOCK OPTION AND AWARD PLAN, AS AMENDED AND RESTATED.

                                   PROPOSAL 3
 APPROVAL OF ISSUANCE OF CERTAIN SHARES AND WARRANTS PURSUANT TO, AND TERMS OF,
     SUBSCRIPTION AGREEMENT WITH STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

         In May 2001, the Company entered into a Subscription Agreement, and agreed to enter into certain related agreements (collectively, the "Starwood Agreements"), with Starwood Hotels & Resorts Worldwide, Inc., pursuant to which
(1) the Company and Starwood agreed to jointly develop the Company's branded restaurants in Starwood properties with Starwood being the exclusive major hotel operator in which the Company's restaurants are developed, managed, operated or licensed, (2) Starwood agreed to acquire 666,667 shares of Common Stock (the "Starwood Shares") and 666,667 warrants (the "Starwood Warrants") to purchase shares of the Company's Common Stock, and (3) the Company and certain shareholders agreed to take appropriate actions, so long as Starwood owns no fewer than 333,333 shares of Common Stock, to cause one nominee of Starwood to be elected to the Company's board or, in the event the number of restaurants operated pursuant to the Starwood Agreements equals or exceeds ten restaurants, to cause two nominees of Starwood to be elected to the Company's board. Aggregate consideration for the Starwood Shares and Starwood Warrants is $1,000,000.50, or $1.50 per Starwood Share. The Starwood Warrants are exercisable at $2.00 per share. The closing price of the Company's Common Stock on April 23, 2001 was $1.95.

         In conjunction with, and as a condition of, the Starwood Agreements, the Company is obligated to secure funding, in addition to that provided by Starwood, in an amount not less than $1,000,000 from the sale of equity securities to other investors on terms not more favorable to the investors than those of Starwood. Pursuant to that obligation, the Company has agreed in principal with Lewis Wolff and Steve Ross to sell to Mr. Wolff and Mr. Ross, or to certain entities or other investors designated by Mr. Wolff and Mr. Ross (the "Investors"), on terms substantially identical to the terms on which shares and warrants are to be sold to Starwood, an aggregate of 666,667 shares of Common Stock and 666,667 warrants for an aggregate purchase price of $1,000,000.50, or $1.50 per share of Common Stock. Lewis Wolff is presently a principal shareholder of the Company and Mr. Wolff and Mr. Ross are nominees for election as directors.

         The Starwood Agreements also provide for the issuance to Starwood, after the aggregate number of branded restaurants covered by management agreements or licensing agreements reaches five, ten, fifteen and twenty (each a "Development Threshold Date"), of warrants (the "Development Warrants") to purchase a number of shares of the Company's Common Stock equal to 4% of the then outstanding shares of capital stock. The Development Warrants will have an exercise price equal to (1) if the fair market value of the Common Stock as of the applicable Development Threshold Date is greater than the fair market value of the Common Stock as of the closing date of the transactions contemplated by the Starwood Agreements (the "Closing Date"), the greater of (A) 75% of the fair market value of the Common Stock on the date of issuance of the Development Warrants or (B) the fair market value of the Common Stock on the closing date as defined in the Starwood Agreements, or (2) if the fair market value of the Common Stock as of the applicable Development Threshold Date is equal to or less than the fair market value of the Common Stock on the closing date, the fair market value of the Common Stock as of the applicable Development Threshold Date.

         In addition to the Development Warrants, the Starwood Agreements provide for the issuance of warrants (the "Incentive Warrants") to Starwood to purchase a number of shares of the Company's Common Stock equal to 0.75% of the then outstanding shares of capital stock of the Company on the date of execution of any management agreement or license agreement (the "Initial Incentive Threshold Date") resulting in the total number of restaurants being operated pursuant to the Starwood Agreements exceeding 35% of the total branded restaurants operated by the Company. Additional Incentive Warrants will be issued on each anniversary of the Initial Incentive Threshold Date provided that the incentive threshold continues to be satisfied.

         Pursuant to The Nasdaq Stock Market corporate governance rules applicable to the Company, the Company may not permit issuance of shares in private transactions and at a price less than fair market value where the number of shares issued or issuable is in excess of 20% of the shares outstanding prior to issuance unless shareholder approval of such issuance is first obtained.

         In order to assure compliance with the Nasdaq corporate governance rules, the Starwood Agreements provide that closing of the transactions contemplated therein, including the funding and sale of the Starwood Shares and Starwood Warrants, and the sale of Common Stock and warrants to the Investors, is subject to prior approval of the Company's shareholders of the Starwood Agreements.

         The shareholders are being asked to approve the issuance of the securities contemplated by, and the terms of, the Starwood Agreements, including the Starwood Shares, the Starwood Warrants and the shares and warrants issuable to the Investors. The shares of Common Stock issuable pursuant to the Starwood Agreements, including the shares issuable to both Starwood and the Investors, in the aggregate amount of 1,333,334 shares, represents 31.7% of the outstanding shares of Common Stock of the Company prior to the issuance. Additionally, under the Starwood Agreements, the Company will issue an aggregate of 1,333,334 Warrants to Starwood and the Investors and an indeterminate number of Development Warrants and Incentive Warrants to Starwood.

         Mr. Spivak, Mr. Weinstock, Keith Wolff and Lewis Wolff, each an officer, director or nominee for director of the Company, has agreed to vote their shares of common stock, totaling 1,115,880 shares, or 26.5% of the shares entitled to vote, in favor of the issuance of the securities provided for in, and the terms of, the Starwood Agreements.

         If the shareholders do not approve the issuance of the securities provided for in, and the terms of, the Starwood Agreements, the Starwood Agreements will terminate in their entirety, including all obligations of Starwood relating to joint development of restaurants and investment in the Company. Management believes that the strategic value of the joint development obligations provided for in the Starwood Agreements along with the investment of funds to finance future growth make it in the best interest of the Company and its shareholders to carry out the terms of the Starwood Agreements.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK AND WARRANTS, AND THE SHARES UNDERLYING THE WARRANTS, PURSUANT TO, AND THE TERMS OF, THE PROPOSED TRANSACTION WITH STARWOOD AS SET FORTH IN THE STARWOOD AGREEMENTS.

                                   PROPOSAL 4
                   AMEND RESTATED CERTIFICATE OF INCORPORATION

         The Company's Restated Certificate of Incorporation, as currently in effect (the "Certificate"), provides that the Company is authorized to issue two classes of stock: 7,500,000 shares of Common Stock, par value $.00004 per share; and 1,000,000 shares of Preferred Stock, par value $.001 per share. On May 4, 2001, the Board of Directors authorized an amendment to the Certificate to increase the number of authorized shares of Common Stock from 7,500,000 to 12,000,000 shares. The stockholders are being asked to approve at the Annual Meeting such amendment to the Certificate. Under the proposed amendment, the first paragraph of Article Fourth of the Certificate would be amended to read as follows:

         "The aggregate number of shares of all classes of stock which the Corporation shall have authority to issue is thirteen million (13,000,000) shares, consisting of (a) one million (1,000,000) shares of preferred stock, par value $.001 per share (hereinafter referred to as "Preferred Stock"); and (b) twelve million (12,000,000) shares of common stock, par value $.00004 per share (hereinafter referred to as "Common Stock")."

         The Company currently has 7,500,000 authorized shares of Common Stock. As of April 1, 2001, 4,203,888 shares of Common Stock were issued and outstanding. In addition, (1) a total of 562,500 shares of Common Stock were reserved for future issuance under the Company's stock option plans, (2) a total of 1,014,895 shares are reserved for issuance upon exercise of outstanding warrants, (3) a total of 125,000 shares are reserved for issuance upon conversion of outstanding shares of Series II Convertible Preferred Stock, and
(4) a total of 1,333,334 shares will be issued under the Starwood Agreements and an additional 1,333,334 shares will be reserved for issuance upon the exercise of the Starwood Warrants, assuming completion of the Starwood transaction described above. Assuming completion of the Starwood transaction and exercise or conversion of all available options and outstanding warrants and convertible securities following the Starwood transaction, the Company would have a total of 8,580,939 shares outstanding. Approval of the amendment is a condition of closing under the Starwood Agreements.

         The principal purpose of the proposed amendment to the Certificate is to authorize additional shares of Common Stock which will be available to satisfy existing reserve obligations and additional reserve obligations upon completion of the Starwood transaction. Additionally, the authorization of additional shares of Common Stock will enhance flexibility in the event the Board of Directors determines that it is necessary or appropriate to raise additional capital through the sale of securities, to acquire other companies or their businesses or assets or to establish strategic relationships with corporate partners. Other than consummation of the Starwood transaction, the Board of Directors has no present agreement or arrangement to issue any of the shares for which approval is sought. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock or securities convertible into Common Stock, except as may be required by applicable law.

         The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are, could be dilutive to the existing stockholders. The holders of Common Stock have no preemptive rights.

         The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Company has previously adopted certain measures that may have the effect of helping to resist an unsolicited takeover attempt, including provisions of the Certificate authorizing the Board to issue up to 1,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board.

Vote Required and Board of Directors' Recommendation

         The affirmative vote of a majority of all outstanding shares of Common Stock of the Company is required for approval of this proposal. An abstention or non-vote is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE CERTIFICATE.

                                   PROPOSAL 5
                              INDEPENDENT AUDITORS

         The Board of Directors has selected PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending December 30, 2001, and recommends that the shareholders vote for ratification of such appointment. PricewaterhouseCoopers, and its predecessor firm, Coopers & Lybrand LLP, has served as the Company's independent auditors since 1997. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will be afforded an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate inquiries from shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY.

Audit Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year were $93,000.

Financial Information Systems Design and Implementation Fees

         PricewaterhouseCoopers LLP did not render any professional services to the Company for financial information systems design and implementation, as described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X, during the year ended December 31, 2000.

All Other Fees

         The aggregate fees billed by PricewaterhouseCoopers LLP for all other services rendered to the Company during the fiscal year ended December 31, 2000, other than audit services, were $37,500.

Audit Committee Report

         The Audit Committee of the Board of Directors of the Company is composed of three directors. The Board of Directors, in its business judgment, has determined that all current members of the Audit Committee, other than Mr. Robert Wechsler, are "independent" as required by the listing standards of The Nasdaq Stock Market. Mr. Wechsler was determined not to be "independent" as a result of his prior employment as Chairman of the Company and his controlling ownership interest in Denbob Corporation, an entity from which the Company leases the premises housing the Company's Cherry Hill, New Jersey restaurant and to which the Company paid lease payments totaling $248,000 during fiscal year 2000. Mr. Wechsler is not standing for reelection as a Director. It is anticipated that, upon his election as a director of the upcoming shareholders meeting, Mr. Ross will be appointed to the Audit Committee. The Board of Directors has determined that Mr. Ross satisfies the indepedence standards of The Nasdaq Stock Market.

         The Audit Committee operates under a written charter that was adopted by the Board of Directors in February 27, 2001. A copy of the written charter is attached as Annex B to this Proxy Statement.

         Management is responsible for the Company's internal control and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In performing its oversight role, the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standard No. 1, Independent Discussions with Audit
Committees. The Audit Committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the accountants' independence and has discussed with the independent accountants that firm's independence.

         In reliance on the reviews and discussions referred to in this Report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                                   Charles A. Frank, Chairman
                                                   Glenn Golenberg
                                                   Robert Wechsler

                  DATE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

         In order for shareholder proposals to be included in the Company's Proxy Statement and proxy relating to the Company's 2002 Annual Meeting of Shareholders, such proposals must be received by the Company at its principal executive offices not later than December 27, 2001. If the Company receives notice of a shareholder proposal after March 11, 2002, persons named as proxies for the 2002 Annual Meeting of Shareholders will have discretionary authority to vote on such proposal at such meeting.

                            EXPENSES OF SOLICITATION

         All of the expenses of soliciting proxies from shareholders, including the reimbursement of brokerage firms and others for their expenses in forwarding proxies and proxy statements to the beneficial owners of the Company's Common Stock, will be borne by the Company.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any other matters before the Annual Meeting and has not been informed that any other matters are to be presented by others. In the event any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote all such proxies in accordance with their best judgment on such matters.

         Whether or not you are planning to attend the Annual Meeting, you are urged to complete, date and sign the enclosed proxy and return it in the enclosed stamped envelope at your earliest convenience.




                                                              Michael Weinstock
                                                              Chairman

Los Angeles, California
May 29, 2001

                                                                         ANNEX A

                            GRILL CONCEPTS, INC. 1998
                    COMPREHENSIVE STOCK OPTION AND AWARD PLAN

                              Amended and Restated
                             as of February 27, 2001

                              ARTICLE I -- PREAMBLE

         1.1 The Grill Concepts, Inc. 1998 Comprehensive Stock Option and Award Plan is intended to secure for the Corporation, its Subsidiaries and its shareholders the benefits arising from ownership of the Corporation's Common Stock by the employees of the Corporation and its Subsidiaries and by the directors and certain key consultants of the Corporation, all of whom are and will be responsible for the Corporation's future growth. The Plan is designed to help attract and retain for the Corporation and its Subsidiaries personnel of superior ability for positions of exceptional responsibility, to reward employees, directors and consultants for past services and to motivate such individuals through added incentives to further contribute to the success of the Corporation. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

         1.2 Awards under the Plan may be made to Eligible Persons in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

         1.3 The Plan, as amended and restated, shall be effective February 27, 2001 (the "Effective Date"), subject to approval by the shareholders of the Corporation to the extent necessary to satisfy the requirements of the Code, The Nasdaq Stock Market, or other applicable federal or state law.

                            ARTICLE II -- DEFINITIONS

     DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

         2.1 "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

         2.2 "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

         2.3 "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

         2.4 "Board of Directors" means the Board of Directors of the Corporation.

         2.5 "Change of Control" means (i) the adoption of a plan of merger or consolidation of the Corporation with any other corporation or association as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Act, other than a person, or group including a person, who beneficially owned, as of the Effective Date, more than 5.0% of the Corporation's voting capital stock.

     2.6 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

     2.7 "Committee" means a committee of the Board of Directors established for the administration of the Plan pursuant to Article III and consisting of two or more Directors. To the extent necessary to comply with Rule 16b-3 under the Act, the Committee shall consist solely of two or more Non-Employee Directors. The Compensation Committee of the Board of Directors shall constitute the Committee until otherwise determined by the Board of Directors.

     2.8 "Common Stock" means the common stock of the Corporation to be issued pursuant to the Plan.

     2.9 "Corporation" means Grill Concepts, Inc., a Delaware corporation, and its successors and assigns.

     2.10  "Director"   means  a  member  of  the  Board  of  Directors  of  the
Corporation.

     2.11   "Disability"   means   disability  as  determined  under  procedures
established by the Committee or in any Award, as set forth in a Participant's Award Agreement.

     2.12 "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

     2.13 "Eligible Employee" means an Eligible Person who is an employee of the Corporation or any Subsidiary.

     2.14 "Eligible Person" means any employee of the Corporation or any Subsidiary or any Director, as well as any consultant or other person whose participation the Committee determines is in the best interest of the Corporation, subject to limitations as may be provided by the Code, the Act or the Committee.

     2.15 "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

     2.16 "Fair Market Value" means, as of a given date and for so long as shares of the Common Stock are listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, the mean between the high and low sales prices for the Common Stock on such date, or, if no such shares were sold on such date, the most recent date on which shares of such Common Stock were sold, as reported in The Wall Street Journal. If the Common Stock is not listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, Fair Market Value shall mean the average of the closing bid and asked prices for such stock in the over-the-counter market as reported by The Nasdaq Stock Market. If the Common Stock is not listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, or the over-the-counter market, Fair Market Value shall be the fair value thereof determined in good faith by the Board of Directors.

     2.17 "Grant Date" means, as to any Award, the latest of:

          (a) the date on which the Committee authorizes the grant of the Award; or

          (b) the date the Participant receiving the Award becomes an employee or a director of the Corporation or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

          (c) such other date (later than the dates described in (a) and (b) above) as the Committee may designate and as set forth in the Participant's Award Agreement.

     2.18 "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

         2.19 "Incentive Stock Option" means a Stock Option that meets the requirements of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

         2.20 "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

         2.21 "Nonqualified Stock Option" means a Stock Option that does not meet the requirements of Section 422 of the Code and is granted under Article V of the Plan, or, even if meeting the requirements of Section 422 of the Code, is not intended to be an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

         2.22 "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Committee and set forth in the Award Agreement for each Participant who is granted a Stock Option.

         2.23 "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Committee and set forth in the Award Agreement for each Participant who is granted a Stock Option.

         2.24 "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award.

         2.25  "Performance  Objectives"  shall  have the  meaning  set forth in
Article IX of the Plan.

         2.26 "Performance Period" shall have the meaning set forth in Article IX of the Plan.

         2.27 "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Committee, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

         2.28 "Plan" means the Grill Concepts, Inc. 1998 Comprehensive Stock Option and Award Plan, as amended from time to time.

         2.29 "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

         2.30 "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Committee, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

         2.31 "Retirement" means retirement as determined under procedures established by the Committee or in any Award, as set forth in a Participant's Award Agreement.

         2.32  "Stock  Award"  means an Award of shares of  Common  Stock  under
Article VIII of the Plan.

         2.33 "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

         2.34 "Subsidiary" means a subsidiary corporation of the Corporation as that term is defined in Code section 424(f). "Subsidiaries" means more than one Subsidiary.

         2.35 "Ten Percent Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

         2.36 "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Corporation or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Corporation and its Subsidiaries and (ii) in the case of a Director who is not an employee of the Corporation or any Subsidiary, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Committee in its sole discretion. In determining whether a Termination of Service has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Corporation has a significant ownership interest shall be treated as employment with the Corporation.

                          ARTICLE III -- ADMINISTRATION

         3.1 The Plan shall be administered by the Committee. Except as otherwise required by Rule 16b-3 under the Act, the Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law, rule or regulation. The Board of Directors may serve as the Committee, if by the terms of the Plan all members of the Board of Directors are otherwise eligible to serve on the Committee.

         3.2 The Committee shall meet at such times and places as it determines. The Committee shall at all times operate and be governed, and Committee meetings shall be conducted and action taken, in accordance with the provisions of the Corporation's Bylaws or resolutions or policies adopted by the Board of Directors from time to time regarding the operation of committees of the Corporation.

         3.3 Except as set forth in Sections 3.15 and 3.16 regarding grants of Awards by the Board of Directors and grants of Awards to Non-employee Directors, the Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Persons and their beneficiaries.

         3.4 The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan as it deems appropriate.

         3.5 Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Corporation, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this
Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

         3.6 Subject to the provisions of Section 3.11, the aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be four hundred eighty seven thousand five hundred (487,500) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Corporation.

                  (a) For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

                  (b) If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Corporation, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

                  (c) The foregoing subsections (a) and (b) of this Section 3.6 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.

         3.7 Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Committee.

         3.8 The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

          (a) any required approval of the Plan by the shareholders of the Corporation; and

          (b) the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Corporation shall, in its sole discretion, determine to be necessary or advisable.

         3.9 The Committee may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

         3.10 Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Corporation with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Committee, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

         3.11 The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

         3.12 The members of the Committee shall be entitled to indemnification by the Corporation in the manner and to the extent set forth in the Corporation's Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

         3.13 The Committee shall be authorized to make adjustments in any performance based criterium or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Corporation (or any Subsidiary, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Corporation (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

         3.14 Subject to the express provisions of the Plan, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Committee in its sole discretion.

         3.15 In addition to, and not in limitation of, the right of the Committee to grant Awards to Eligible Persons under this Plan the full Board of Directors may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other applicable law, rule or regulation. In connection with any such grants, the Board of Directors shall have all of the power and authority of the Committee to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

         3.16 Notwithstanding anything herein to the contrary, grants of Awards to Non-Employee Directors shall only be made pursuant to the following formula:
Each Non-Employee Director shall automatically be granted, on the date that the person first becomes a Non-Employee Director, 6,250 Non-Qualified Stock Options. Thereafter, each person who is a Non-Employee Director on the day following any annual meeting of shareholders of the Company shall automatically be granted a number of Non-Qualified Stock Options equal to 5,000 plus 1,000 for each committee on which such Non-Employee Director serves. All such Nonqualified Stock Options shall vest on the Grant Date. The date on which each Non-Employee Director is elected, or reelected, in such capacity by the shareholders of the Corporation shall constitute the Grant Date for all Nonqualified Stock Options granted pursuant to this Section 3.16 and the Option Price shall be fixed at the Fair Market Value of the Common Stock on the Grant Date. The Option Period of each Nonqualified Stock Option granted pursuant to this Section 3.16 shall be five years from the Grant Date. No additional grants of stock options under any prior plans of the Corporation shall be made after the Effective Date of this Plan.

                      ARTICLE IV -- INCENTIVE STOCK OPTIONS

         4.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

                  (a) Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Committee.

                  (b) The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

                  (c) An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Committee as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Committee and set forth in the related Award Agreement; and provided, further, that such period following a Termination of Service shall not exceed three (3) months unless employment shall have terminated:

               (i) as a result of Disability, in which event such period shall not exceed one year after the date of Disability; or

               (ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed one year after the date of death; and provided, further, that such period following a Termination of Service shall in no event extend beyond the original Option Period of the Incentive Stock Option.

                  (d) The aggregate Fair Market Value of the shares of Common Stock with respect to which any incentive stock options (whether under this Plan or any other plan established by the Corporation) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective grant dates; provided, however, that to the extent permitted under Section 422 of the Code:

               (i) if the aggregate Fair Market Values of the shares of Common Stock with respect to which incentive stock options are first exercisable during any calendar year (whether such Incentive Stock Options are granted under this Plan or any other plan established by the Corporation) exceeds one hundred thousand dollars ($100,000), such excess shall be treated as a Nonqualified Stock Option;

               (ii) if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any incentive stock option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under
          Section 422, such excess shall be treated as a Nonqualified Stock Option; and

               (iii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change of Control, any portion of such Award that is not exercisable as an incentive stock option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

                  (e) No  Incentive  Stock  Options may be granted more than ten
(10) years from the Effective Date.

                  (f) The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Corporation if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

         4.2 Subject to the limitations of Section 3.6, the maximum number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum number of shares available for Awards under the Plan.

         4.3 The Committee may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under
Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

         4.4 Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of
Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

                     ARTICLE V -- NONQUALIFIED STOCK OPTIONS

         5.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

                  (a) Nonqualified Stock Options may be granted to any Eligible Persons, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Committee.

                  (b) The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

                  (c) A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Committee and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Committee and set forth in the related Award Agreement.

         5.2 The Committee may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

                    ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

         6.1 Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

         6.2 Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Committee, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Committee may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Committee, shall apply to the right to consent to amendments to the Award Agreement.

         6.3 Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. The Committee may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Committee. In the sole discretion of the Committee, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Committee also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

         6.4 No cash dividends shall be paid on shares of Common Stock subject to unexercised Stock Options.

         6.5 The Committee may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Committee at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

         6.6 The Committee may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

         6.7 The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

                         ARTICLE VII -- RESTRICTED STOCK

         7.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries, subject to the terms and conditions set forth in this Article VII.

         7.2 The Committee shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

                  (a) the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;

                  (b) the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

                  (c) the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

                  (d) whether such Restricted Stock is subject to repurchase by the Corporation or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

                  (e) whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

                  (f) whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Corporation for the account of the Participant.

         7.3 Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Committee may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Committee and has otherwise complied with the applicable terms and conditions of such Award.

         7.4 In the sole discretion of the Committee and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Corporation. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Committee may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

         7.5 Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

         7.6 Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Committee, such certificate or certificates will be held in custody by the Corporation until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Corporation shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Corporation a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Corporation.

         7.7 Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Committee may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Corporation or its Subsidiaries for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

                          ARTICLE VIII -- STOCK AWARDS

         8.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

         8.2 For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Common Stock on the Grant Date of such Stock Award, regardless of when such shares of Common Stock are issued and certificates representing such shares are delivered to the Participant.

         8.3 Unless otherwise determined by the Committee and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Corporation. Notwithstanding any other provision of this Plan, unless the Committee expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

                        ARTICLE IX -- PERFORMANCE SHARES

         9.1 The Committee, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries, subject to the terms and conditions set forth in this Article IX.

         9.2 The Committee shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

                  (a)  the  purchase   price,  if  any,  to  be  paid  for  such
Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;

                  (b) the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;

                  (c) the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

                  (d) the form of settlement of a Performance Share.

         9.3 At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

         9.4 Performance  Periods may overlap,  and Participants may participate
simultaneously   with  respect  to  Performance   Shares  for  which   different
Performance Periods are prescribed.

         9.5 Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

         9.6 In the sole discretion of the Committee and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Committee may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Corporation or a Subsidiary; provided, however, that the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable.

         9.7 The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Committee in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Committee and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

         9.8 Performance Shares shall not be transferable by the Participant. The Committee shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

          ARTICLE X -- CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

         10.1 Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

                  (a) all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining term of such Stock Option, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

                  (b) all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

               (i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

               (ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

               (iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Committee, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

               (iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.

                  (c) all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

         10.2 Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

         10.3 After the merger of one or more corporations into the Corporation or any Subsidiary, any merger of the Corporation into another corporation, any consolidation of the Corporation or any Subsidiary of the Corporation and one or more corporations, or any other corporate reorganization of any form involving the Corporation as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Committee may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in
Section 422 of the Code.

                     ARTICLE XI -- AMENDMENT AND TERMINATION

         11.1 Subject to the provisions of Section 11.2, the Board of Directors, upon recommendation of the Committee or otherwise, at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Corporation's shareholders, shall:

          (a) materially alter the group of persons eligible to participate in the Plan;

          (b) except as provided in Section 3.6, increase the maximum number of shares of Common Stock that are available for Awards under the Plan;

          (c) extend the period during which Incentive Stock Option Awards may be granted beyond March 27, 2008; or

          (d) alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in
     Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

         11.2 No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Corporation shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Committee) any Award theretofore granted to such Participant under this Plan; provided, however, that the Committee retains the right and power to:

          (a) annul any Award if the Participant is terminated for cause as determined by the Committee; and

          (b) convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

         11.3 If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

                     ARTICLE XII -- MISCELLANEOUS PROVISIONS

         12.1 Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Corporation or its Subsidiaries or to serve as a Director or shall interfere in any way with the right of the Corporation or its Subsidiaries or the shareholders of the Corporation, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Corporation or its Subsidiaries for the benefit of their respective employees unless the Corporation shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Corporation. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Committee.

         12.2 The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to
Section 16 of the Act.

         12.3 The terms of the Plan shall be binding upon the Corporation, its successors and assigns.

         12.4 Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Corporation to such Participant shall terminate immediately.

         12.5 This Plan and all actions taken hereunder shall be governed by the laws of the State of California.

         12.6 Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under
Section 83(b) of the Code, or any similar provision thereof.

         12.7 If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

         12.8 The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

         12.9 The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

         12.10 If a Participant is required to pay to the Corporation an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or
(iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation. The Committee, in its sole discretion and subject to such rules as it may adopt, may permit the Participant to satisfy such obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Common Stock be paid in the form of cash in lieu of the issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the transfer of the Common Stock to the Participant. Notwithstanding any other provision of the Plan, any election under this Section 12.10 is required to satisfy the applicable requirements of Rule 16b-3 under the Act.

                                      A-15
                                                                         ANNEX B

                              Grill Concepts, Inc.

                             Audit Committee Charter

OVERVIEW

Audit Committees are required for all NASDAQ listed companies. The Audit Committee (the "Committee") of Grill Concepts, Inc. (the "Company") is
designated  by,  and  reports  to, the Board of  Directors  (the  "Board").  The
Committee's purpose is to assist the Board in fulfilling its fiduciary responsibilities by evaluating the Company's overall control environment and corporate governance, including, but not limited to reviews of: financial information that will be published; the system of internal accounting controls established by management; surveillance and internal security requirements and procedures; and the internal and external audit processes. The Committee is the Board's principal agent in monitoring the objectivity of the Company's independent public accountants, the integrity of management, appropriateness of accounting and other policies, and the adequacy if disclosures to shareholders. The Committee's directives are summarized in the Audit Committee Charter, which is approved by the Board.

MEMBERSHIP

The Committee shall be comprised of three or more outside members of the Board of Directors who are independent in fact and substance from management, operating executives or significant shareholders. A director will not be considered independent if any of the following criteria are met:

A. The director has been employed by the corporation or its affiliates in the current or past three years.

B. The director accepted compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except board service, retirement plan benefits, or non-discretionary compensation.

C. An immediate family member of the director who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer.

D. The director has been a partner, controlling shareholder or an executive officer for any for profit business to which the corporation made, or from which it received, payments (other than those which arise solely form investments in the corporations securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

E. The director has been employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

All directors must be able to read and understand fundamental financial statements, including the company's balance sheet, income statement and cash flow statement. At least one director must have past employment experience in finance or accounting, requisite professional certifications in accounting or other comparable experience or background including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Members of the Committee shall be appointed and removed by the full Board.

AUTHORITY

The Committee is granted the authority to perform the duties enumerated in this Charter and to investigate any activity of the Company if it deems necessary. All Company employees are directed to cooperate with the requests of the Committee. The Committee is also empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities. However, the Committee will notify the Board of such actions.

MEETINGS

The Committee shall meet at least three times per year and as many additional times as the Committee deems necessary.

ATTENDANCE

The  Chairperson  of the  Committee,  who shall be designated by the Board,  may
request  that  members  of  management,   representatives   of  the  independent
accounting firm and other advisors and/or employees be present at meetings.

MINUTES

Minutes of each meeting are to be prepared by or at the direction of the Chairperson and subsequently distributed to the Board. The Secretary of the Company will retain a copy in the Company's minute book.

DUTIES

The Committee's responsibilities shall include, but are not limited to, the following, which may be revised by the Board from time to time:

A.   General

1. Inform the independent public accountants and management that the independent public accountants and the Committee may communicate with each other at any and all times that the Committee Chairperson may call a meeting whenever deemed necessary.

2. Assure that Committee members have familiarity with the accounting and reporting principles used in preparing and distributing the Company's financial statements and with other significant compliance requirements of the Company.

3. Review significant reports on the results of regulatory and other audits and monitor management's corrective action, where applicable.

B.   Independent Public Accountants

1. Recommend to the Board the selection of independent public accountants for the annual audit, giving full consideration to independence, effectiveness and cost.

2. Review the scope and general extent of the independent public accountants' annual audit, including the terms of the public accountants' engagement letter. The Committee's review shall encompass an understanding of factors considered in determining the audit scope, including:

     o    Industry and business risk characteristics of the Company
     o    External reporting requirements
     o    Materiality of the various business segments of the Company
     o    Quality of internal accounting controls

3. Review significant non-audit services to be performed by the independent public accountants to ensure that such services will not impair the objectivity required for the audit.

4. Review with management and the independent public accountants the Company's financial results for the year. This review shall include:

          o The Company's Annual Report on Form 10-K, including the financial statements and other disclosures required by generally accepted accounting principles and the Securities and Exchange Commission before release to the public
          o Significant transactions which have not previously been reviewed and approved by the Board
          o Any limitations in scope of significant disagreements with management encountered during the course of the audit
          o    Significant   adjustments  proposed  by  the  independent  public
               accountants


5. Review comments and recommendations on changes in internal controls and management's responses thereto.


C.   Accounting and Reporting

1. Review with management the adequacy of the Company's system of internal control for providing reasonable assurance that the Company's prescribed policies and procedures are followed and those transactions are properly recorded and reported.

2. Review and approve major changes in the Company's accounting policies, principles or practices.

3. Review and approve major changes in the accounting, financial reporting or internal control related duties of the Chief Financial Officer.

D.   Security

1. Ascertain that the Company has adequate policies and practices for assuring the security of the Company's assets and proprietary information.

2.   Periodically   meet  with  Counsel  and,  where  deemed  necessary  by  the
     Committee, with members of management for the purpose of reviewing any significant potential criminal acts.

                              GRILL CONCEPTS, INC.
                       11661 San Vicente Blvd., Suite 404
                          Los Angeles, California 90049

                    Proxy for Annual Meeting of Shareholders
                           to be held on June 25, 2001

           This Proxy is solicited on behalf of the Board of Directors

         The undersigned hereby appoints Robert Spivak and Michael Weinstock, and each of them, as Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at an Annual Meeting of Shareholders (the "Meeting") of Grill Concepts, Inc., a Delaware corporation (the "Company"), on June 25, 2001, at 9:00 a.m., or at any adjournment or adjournments thereof, in the manner designated below, all of the shares of the Company's common stock that the undersigned would be entitled to vote if personally present.

     1. GRANTING _____ WITHHOLDING _____ authority to vote for the election as directors of the Company the following nominees: Robert Spivak, Michael Weinstock, Charles Frank, Glenn Golenberg, Lewis Wolff, Steven Ross and Norman MacLeod.

(Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

     2. Proposal to amend the Company's 1998 Comprehensive Stock Option and Award Plan.

         ________FOR               ________AGAINST               ________ABSTAIN

     3. Proposal to authorize the issuance of shares and warrants pursuant to terms of a Subscription Agreement with Starwood Hotels & Resorts Worldwide, Inc.

         ________FOR               ________AGAINST               ________ABSTAIN


     4. Proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 7,500,000 to 12,000,000.

         ________FOR               ________AGAINST               ________ABSTAIN

     5. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent certifying accountants.

         ________FOR               ________AGAINST               ________ABSTAIN

     6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 3, 4 AND 5 AND FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS.

                                  Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate the capacity in which signing.

                                  DATED:________________________ , 2001

                                  Signature:___________________________

                                  Signature if held jointly:___________


PLEASE  MARK,  SIGN,  DATE AND RETURN  THIS PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE